Exhibit 99.1

PROSPECT MEDICAL HOLDINGS, INC.

1998 STOCK OPTION PLAN

INCENTIVE STOCK OPTION AGREEMENT

This Stock Option Agreement (“Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Prospect Medical Holdings, Inc., a Delaware corporation (the “Company”), and the Participant named below (“Participant”).  Capitalized terms not defined herein shall have the meanings respectively ascribed to them in the Company’s 1998 Stock Option Plan, as amended by that First Amendment (the “Plan”).

PARTICIPANT:

SOCIAL SECURITY NUMBER:

ADDRESS:	c/o Prospect Medical Holdings, Inc.
6083 Bristol Parkway, Suite 100
Culver City, CA 90230

TOTAL NUMBER OF OPTION SHARES:

EXERCISE PRICE PER SHARE:	$

DATE OF GRANT:

DESIGNATION OF OPTIONS:	Incentive Stock Options (“ISOs”)

FIRST VESTING DATE:

EXPIRATION DATE:

1.             GRANT OF OPTION.

The Company hereby grants to Participant an option (the “Option”) to purchase the total number of Shares of Common Stock, $0.01 par value per share, of the Company set forth above (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan.

2.             VESTING SCHEDULE.

The Option shall be fully vested on the date of grant [or terms of vesting are set forth].

3.             TERMINATION.

a.             Termination For Any Reason Except Death or Disability.  If Participant is Terminated for any reason, except death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of Termination, may be exercised by Participant no later than ninety (90) days after the date of Termination, but in any event no later than the Expiration Date of the Option set forth hereinabove (the “Expiration Date”).

b.             Termination Because of Death or Disability.  If Participant is Terminated because of death or Disability of Participant, the Option, to the extent that it is exercisable by Participant on the date of Termination, may be exercised by Participant (or Participant’s legal representative) no later than the earlier of (i) one (1) year after the date of Termination or (ii) the Expiration Date.

c.             No Obligation to Employ.  Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company, a Subsidiary or any Affiliate of the Company, or limit in any way the right of the Company, a Subsidiary or any Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

4.             MANNER OF EXERCISE.

a.             Stock Option Exercise Agreement.  To exercise this Option, Participant (or in the case of exercise after Participant’s death or Disability, Participant’s legal representative, executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the “Exercise Notice”), which shall set forth, inter alia, Participant’s election to exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required or desirable for the Company, in its determination, to comply with applicable securities laws.  If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

b.             Limitations on Exercise.  The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.  The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

c.             Payment.  The Exercise Agreement executed by Participant shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check or equivalent), or where permitted by law:

i.              by cancellation of indebtedness of the Company to the Participant;

ii.             by surrender of shares of the Company’s Common Stock that are clear of all liens, claims, encumbrances or security interests and, in the event that Participant is an officer or director of the Company, to the extent required by Section 16(b) of the Exchange Act or Rule 16b-3 thereunder, that have been owned by Participant for more than six (6) months and have been paid for within the meaning of Securities and Exchange Commission (“SEC”) Rule 144;

iii.            by waiver of compensation due or accrued to Participant for services rendered to the Company or a Subsidiary;

iv.            provided that a public market for the Company’s Common Stock exists and subject to the ability of the Participant to sell Shares in compliance with applicable securities laws:

(1)           through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”), whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the aggregate Exercise Price applicable to all such Shares, and whereby the

NASD Dealer irrevocably commits upon receipt of such Shares to forward said aggregate Exercise Price directly to the Company, except that if the Participant is subject to Section 16(b) of the Exchange Act, such cashless exercise may not occur within six (6) months of the date of grant of the Option; or

(2)           through a “margin” commitment from the Participant and an NASD Dealer, whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of said aggregate Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward said aggregate Exercise Price directly to the Company; or

v.             by any combination of the foregoing.

d.             Tax Withholding.  Prior to the issuance of Shares upon exercise of a NQSO, Participant must remit to the Company or otherwise provide to the Company’s satisfaction for any applicable federal or state tax withholding obligations of the Company related thereto.

e.             Issuance of Shares.  Provided that the Exercise Agreement and payment for Shares thereunder are in form and substance satisfactory to counsel for the Company, the Company shall issue such Shares registered in the name of Participant, Participant’s authorized assignee, or Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5.             REPRESENTATIONS AND WARRANTIES OF PARTICIPANT.  Participant hereby represents and warrants that:

a.             The Option granted hereby and the Shares which will be purchased by and delivered to Participant upon exercise of the Option are being acquired by Participant for his own account and not with a view to resale or other disposition thereof.

b.             The Option granted hereunder and any Shares which may be issued to Participant upon the exercise of the Option are restricted securities, and are not freely tradable.  Participant will not sell, transfer, or make any other disposition of the Option or the Shares to be purchased and delivered to Participant hereunder upon the exercise of the Option unless and until (i) the Option or Shares, as applicable, are included in a registration statement under the Securities Act which has been filed by the Company and declared effective by the SEC, or (ii) in the opinion of counsel for the Company, no such registration statement is required in order for the Option or Shares, as applicable, to be disposed of, or (iii) the staff of the SEC has first issued a “no action” letter regarding any such proposed disposition of the Option or any Shares, concluding that the staff will not recommend enforcement action to the SEC in the event that such disposition is consummated in the absence of an effective registration statement covering the securities to be disposed of.

6.             FEDERAL AND STATE SECURITIES LAW REQUIREMENTS.  The obligations of the Company to deliver and transfer the Shares to the Participant upon any exercise of the Option shall be subject to the following:

a.             The Company may require Participant, as an additional condition of the Company’s obligation to deliver the Shares upon exercise of the Option hereunder, to make at that time any representations and warranties (including without limitation those set forth in Paragraph 5 hereof) with respect to the Shares as may, in the opinion of counsel to the Company, be required to ensure compliance with the Securities Act, the securities laws of any state, or any other applicable law, regulation, or rule of any jurisdiction or governmental agency.

b.             Each certificate representing the Shares issued pursuant to this Agreement shall bear whatever legends are required by applicable federal or state law or applicable rules of any governmental agency.  In particular, without derogating from the generality of the foregoing, unless an appropriate registration statement has been filed and declared effective pursuant to the Securities Act with respect to the Shares, each certificate representing such Shares shall be endorsed on its face with the following legend or its equivalent:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THEY HAVE BEEN REGISTERED UNDER SAID ACT OR THERE EXISTS AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PURSUANT TO SAID ACT OR THE RULES AND REGULATIONS THEREUNDER AS EVIDENCED BY AN SEC NO-ACTION LETTER OR AN OPINION OF COUNSEL TO THE ISSUER OR TO THE HOLDER HEREOF REASONABLY SATISFACTORY TO THE ISSUER.

7.             ADDITIONAL TERMS APPLICABLE TO AN ISO

a.             If Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of: (1) the date two years after the date of grant of the ISO, and (2) the date one year after transfer of such Shares to Participant upon exercise of the ISO, Participant immediately shall notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from such early disposition of an ISO by payment in cash or out of the current wages or other compensation payable to Participant.

b.             If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

c.             If an ISO is granted to a person who directly or by attribution owns more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (“Ten Percent Stockholder”), such ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

d.             The Exercise Price shall be determined by the Committee when an Option is granted and may not be less than (i) 100% of the Fair Market Value of a Share on the date of grant, or (ii) the par value per share of the Company’s Common Stock; provided, however, that the Exercise Price of any ISO granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of a Share on the date of grant.  Payment for the Shares purchased shall be made in accordance with Section 6 of the Plan.

8.             COMPLIANCE WITH LAWS AND REGULATIONS

The exercise of the Option and the issuance and transfer of Shares pursuant thereto shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or included at the time of such exercise, issuance or transfer.

9.             NON-TRANSFERABILITY OF OPTION.

The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or Participant’s legal representative in the event of Disability.  The terms of the Option shall be binding upon the legal representatives, executors, administrators, heirs and legatees of Participant.

10.           PRIVILEGES OF STOCK OWNERSHIP.

Participant shall not have any of the rights of a stockholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price with respect thereto.

11.           INTERPRETATION.

Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant for all purposes.

12.                                 ENTIRE AGREEMENT.

The Plan is incorporated herein by reference.  This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

13.           NOTICES.

Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company in conformity with the requirements of this Section 13.  All notices shall be deemed to have been given or delivered upon:  personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt overnight express courier (prepaid); or one (1) business day after confirmed transmission by fax transmission.

14.           SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.

15.           GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of California.

16.           ACCEPTANCE.

Participant hereby acknowledges receipt of a copy of the Plan and this Agreement.  Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement.  Participant acknowledges that Participant should consult a tax adviser in connection with the grant or exercise of any Option.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Effective Date.

PROSPECT MEDICAL HOLDINGS, INC.	PARTICIPANT NAME:

By:
(Signature)	(Signature)

Linda Hodges
(Please print name)	(Please print name)

Executive Vice President
(Please print title)

EXHIBIT A

Form of Stock Option Exercise Notice

Holder/Optionee Information:

Name:

Social Security Number:        -       -

Address:

Option Information:

Date of Grant of Option:

Exercise Price per Share: $

Total number of shares of Common Stock of the Company covered by the Option:                   shares.

Exercise Information:

Number of shares of Common Stock of the Company for which Option is being exercised now:

                   (hereinafter referred to as “Purchased Shares”)

Form of payment enclosed:

☐      Check for $                   made payable to Prospect Medical Holdings.

☐      Certificate(s) for                shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date when this notice is received by the Company.)

Names in which the Purchased Shares should be registered (YOU MUST CHECK ONE):

☐     In my name only

☐      In the name of my spouse and myself as joint tenants with the right of survivorship. My spouse’s name is:                           .   I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

The certificate(s) of the Purchased Shares shall be sent to the following address:

I hereby acknowledge that I am acquiring the Purchased Shares subject to all terms and conditions of the Stock Option Agreement dated as of                     , 200  .

Place	Date

Name